UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of report (Date of earliest event reported): May 31, 2006

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                  0-27943               11-3386214
  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)



                 125 Wilbur Place, Suite 120                11716
                      Bohemia, New York                   (Zip Code)
           (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01      Entry into a Material Definitive Agreement.

     On May 31, 2006, Advanced BioPhotonics Inc. (the "Company") entered into a Clinical Trial Research Agreement with the University of Pennsylvania's Department of Surgery ("Penn") under which Penn will conduct clinical trials using the Company's patented BioScanIR(R) System, together with its proprietary DIRI(R) dynamic infrared imaging software platform in a reconstructive surgery application. Under the clinical trial protocol, Penn will use the Company's BioScanIR(R) System and DIRI(R) software to collect and interpret data relating to locating the perforator vessels in vivo.

     On June 1, 2006, the Company issued a press release announcing the agreement with Penn to conduct a clinical trial using the Company's BioScanIR(R) System and DIRI(R) dynamic infrared imaging software platform. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits


                 Exhibit Number        Description
                 --------------        -----------

                 99.1                  Press Release Dated June 1, 2006



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANCED BIOPHOTONICS INC.


Date: June 1, 2006                     By: /s/ Denis A. O'Connor
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                                          Denis A. O'Connor
                                          President and Chief Executive Officer